UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2008

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 7.01 Regulation FD Disclosure.

         On July 29, 2008, Provident Financial Holdings, Inc. ("Corporation"), the holding company for Provident Savings Bank, F.S.B., announced that the Corporation posted its Investor Presentation on the Corporation's website, www.myprovident.com, under Presentations in the Investor Relations section. A copy of the Investor Presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Investor Presentation of Provident Financial Holdings, Inc.


SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2008	PROVIDENT FINANCIAL HOLDINGS, INC.

/s/ Donavon P. Ternes Donavon P. Ternes Chief Operating Officer and Chief Financial Officer (Principal Financial and Accounting Officer)


EXHIBIT 99.1












































PROVIDENT

Provident Financial Holdings, Inc.

June 30, 2008

www.myprovident.com

Safe-Harbor Statement

This presentation contains statements that the Corporation believes are "forward-looking statements." These statements relate to the Corporation's financial condition, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Corporation may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Corporation. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially include, but are not limited to, the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes and other properties and fluctuations in real estate values in our market areas; results of examinations of us by the Office of Thrift Supervision and our bank subsidiary by the Federal Deposit Insurance Corporation, the Office of Thrift Supervision or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our reserve for loan losses or to write-down assets; our ability to control operating costs and expenses; our ability to implement our branch expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; our ability to manage loan delinquency rates; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; legislative or regulatory changes that adversely affect our business; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board; war or terrorist activities; other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and other risks detailed in the Corporation's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2007, as amended.

PROVIDENT
Provident Financial Holdings, Inc.

Market Highlights

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share price:	$9.44
52-week range:	$9.44 - $25.17
Shares outstanding	6,207,719 shares
Market cap:	$58.6 million
P/E (ttm):	39.33
EPS (ttm):	$0.24
Annual div & yield:	$0.40 (4.24%)
Div distribution date:	13-Jun-08
Div record date:	19-May-08
As of June 30, 2008	

PROVIDENT
Provident Financial Holdings, Inc.

Organizational Chart


Provident Financial Holdings
(Holding Company)
Mortgage Banking
(Provident Bank Mortgage)
Provident Bank
Community Banking
(Provident Bank)
Provident Financial Corp

PROV Overview

Regional Banking Services Company Based in the Inland Empire Area of Southern California

- Expanding customer base and market
- Strong mortgage operations
- Largest independent community bank headquartered in Riverside County, California
- Fifth largest deposit market share in the Riverside-San Bernardino RMA

PROVIDENT
Provident Financial Holdings, Inc.

Provident Locations

Pleasanton, Northern California



San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Orange
San Diego
Imperial

Provident Bank

Full Service Offices:

- Beaumont (Spring 2009)
- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley - Heacock St.
- Moreno Valley - Iris Ave. (Fall 2008)
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- Glendora
- Riverside

PROVIDENT
Provident Financial Holdings, Inc.

PROV Highlights

Financial Position:	As of 06/30/2008	As of 03/31/2007
Total Assets	$ 1.63 Billion	$ 1.77 billion
Loans Held for Investment	$ 1.37 Billion	$ 1.39 billion
Deposits	$ 1.01 Billion	$ 982.6 million
Equity	$ 124.6 Million	$ 131.5 million
Tangible Equity	$ 124.6 Million	$ 131.5 million

Financial Results:	Quarter Ended 06/30/2008	Quarter Ended 03/31/2007
Net (Loss) Income	$ (1.1) million	$ 2.4 million
Return on Average Equity	-3.62%	7.07%
Return on Average Assets	-0.28%	0.54%
Net Interest Margin	2.93%	2.49%
Efficiency Ratio	63.41%	61.11%
Total Loan Originations	$ 144.0 Million	$ 386.0 million
Provident Bank	$ 9.0 Million	$ 54.7 million
Provident Bank Mortgage ...	$ 135.0 Million	$ 331.3 million

Quarterly Net Income



(In Millions)
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
$(1.5)
$2.4
$1.8
$0.6
$1.0
$1.0
$(1.1)
03/07
06/07
09/07
12/07
03/08
06/08
(Quarter Ended)

Provident Financial Holdings, Inc.

Pre-Tax Income - Operating Segments



(In Millions)
$8.0
$6.0
$4.0
$2.0
$0.0
-$2.0
-$4.0
-$6.0
$5.3
$6.4
$4.6
$5.0
$4.7
$2.7
$(0.9)
$(2.8)
$(3.1)
$(2.9)
$(2.8)
$(4.0)
03/07
06/07
09/07
12/07
03/08
06/08
(Quarter Ended)
Community Banking
Mortgage Banking

Provident Financial Holdings, Inc.

Quarterly Net Interest Income


(In Millions)
$12.0
$11.0
$10.0
$9.0
$8.0
$7.0
$6.0
26% Increase from Nadir
$10.7
$9.8
$9.4
$9.6
$10.7
$11.8
03/07
06/07
09/07
12/07
03/08
06/08
(Quarter Ended)

Provident Financial Holdings, Inc.

Non-Interest Income



(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$1.4
$2.3
$1.6
$0.6
$1.3
$0.1
$1.0
$0.9
$1.3
$0.3
$0.6
$(0.2)
03/07
06/07
09/07
12/07
03/08
06/08
(Quarter Ended)
Gain on Sale of Loans
Other Fees

PROVIDENT
Provident Financial Holdings, Inc.

Net Interest Margin



Strong Increase from Nadir
3.00%
2.75%
2.50%
2.25%
2.00%
2.49%
2.37%
2.40%
2.42%
2.69%
2.93%
03/07
06/07
09/07
12/07
03/08
06/08
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Net Interest Margin vs. Fed Funds



5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%

	06/06	09/06	12/06	03/07	06/07	09/07	12/07	03/08	06/08
NIM (%)	2.82%	2.67%	2.50%	2.49%	2.37%	2.40%	2.42%	2.69%	2.93%
Fed Funds (%)	5.25%	5.25%	5.25%	5.25%	5.25%	4.75%	4.25%	2.25%	2.00%

Operating Expenses



(In Millions)
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$8.8
$8.9
$7.8
$7.3
$7.3
$7.7
03/07
06/07
09/07
12/07
03/08
06/08
(Quarter Ended)

Provident Financial Holdings, Inc.

G&A to Average Assets



2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
2.00%
2.10%
1.95%
1.81%
1.79%
1.88%
03/07
06/07
09/07
12/07
03/08
06/08
(Quarter Ended)

Efficiency Ratio



75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
45.00%
40.00%
61.11%
74.09%
72.27%
63.57%
59.23%
63.41%
03/07
06/07
09/07
12/07
03/08
06/08
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Return on Average Assets



0.54%
0.43%
0.15%
0.26%
0.23%
-0.28%
0.55%
0.45%
0.35%
0.25%
0.15%
0.05%
-0.05%
-0.15%
-0.25%
-0.35%
03/07
06/07
09/07
12/07
03/08
06/08
(Quarter Ended)

Return on Average Equity



9.00%
7.00%
5.00%
3.00%
1.00%
-1.00%
-3.00%
-5.00%
7.07%
5.59%
1.91%
3.30%
2.99%
-3.62%
03/07
06/07
09/07
12/07
03/08
06/08
(Quarter Ended)

Provident Financial Holdings, Inc.

Diluted Earnings per Share



$0.40
$0.30
$0.20
$0.10
$-
$(0.10)
$(0.20)
$(0.30)
$0.36
$0.28
$0.10
$0.17
$0.15
$(0.19)
03/07
06/07
09/07
12/07
03/08
06/08
(Quarter Ended)

Provident Financial Holdings, Inc.

Book Value per Share



$25.00
$24.00
$23.00
$22.00
$21.00
$20.00
$19.00
$18.00
$17.00
$16.00
$15.00
$20.09
$20.20
$20.21
$20.35
$20.49
$20.07
03/07
06/07
09/07
12/07
03/08
06/08
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Community Banking

PROVIDENT
Bank ™

More for you everyday.

Total Assets

PROVIDENT
Provident Financial Holdings, Inc.


(In Millions)
$1,800
$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$1,770
$1,649
$1,606
$1,640
$1,674
$1,633
03/07
06/07
09/07
12/07
03/08
06/08
(Quarter Ended)

Loan to Investment Mix

Provident Financial Holdings, Inc.



(In Millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$165
$151
$144
$154
$169
$153
$1,391
$1,351
$1,367
$1,395
$1,407
$1,369
03/07
06/07
09/07
12/07
03/08
06/08
Loans Held for Investment
Investment Securities

Provident Bank Loan Originations (Primarily "Preferred Loans")

PROVIDENT
Provident Financial Holdings, Inc.


(In Millions)
$70
$60
$50
$40
$30
$20
$10
$0
$55
$17
$60
$62
$36
$9
03/07
06/07
09/07
12/07
03/08
06/08
(Quarter Ended)

Loan Portfolio Mix (Loans Held for Investment)

Provident Financial Holdings, Inc.



$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
(In Millions)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
$547
$850
39%
$523
$833
38%
$560
$814
41%
$594
$814
42%
$593
$827
42%
$570
$814
41%
03/07
06/07
09/07
12/07
03/08
06/08
Preferred Loans
Single-Family Loans
% of Preferred Loans to LHFI

"Preferred Loans" – Multi-Family, Commercial Real Estate, Construction and Commercial Business Loans.

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Non-Performing Assets ("NPA") & NPA to Total Assets



(In Thousands)
$34,000
$32,000
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
3.40%
3.20%
3.00%
2.80%
2.60%
2.40%
2.20%
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
(Percentage)

	03/07	06/07	09/07	12/07	03/08	06/08
Non-Performing Assets	$14,680	$19,711	$20,591	$24,372	$27,292	$33,044
NPA to Total Assets	0.83%	1.20%	1.28%	1.49%	1.63%	2.02%

Provident Financial Holdings, Inc.

Asset Quality

Provision for Loan Losses (PLL) & Allowance for Loan Losses to Loans Held for Investment (ALL to LHI)



$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
-$500
-$1,000
(In Thousands)
6.00%
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
-0.50%
-1.00%
(Percentage)

	03/07	06/07	09/07	12/07	03/08	06/08
PLL	$1,185	-$490	$1,519	$2,140	$3,150	$5,803
ALL to LHI	1.12%	1.09%	1.13%	1.22%	1.18%	1.40%

Provident Financial Holdings, Inc.

Transaction Accounts, CDs & Borrowings


(In Millions)
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$637
$618
$366
$503
$648
$353
$453
$676
$336
$494
$666
$340
$500
$684
$348
$479
$664
$348
03/07
06/07
09/07
12/07
03/08
06/08
(Quarter Ended)
Transaction Accounts
CDs
Borrowings

Deposit Composition



(In Millions)
$700
$600
$500
$400
$300
$200
$100
$0
$664
$145
$122
$48
$33
As of 06/30/2008
CD's
Savings
Interest Checking
Non-Interest Checking
Money Market



(In Millions)
$500
$400
$300
$200
$100
$0
$618
$160
$130
$48
$28
As of 03/31/2007
CD's
Savings
Interest Checking
Non-Interest Checking
Money Market

Mortgage Banking

PROVIDENT
Provident Financial Holdings, Inc.

PROVIDENT
Bank Mortgage™
Faster funded home loans.

Provident Financial Holdings, Inc.

Provident Bank Mortgage Loan Originations


(In Millions)
$350
$300
$250
$200
$150
$100
$50
$0
$37
$294
$39
$189
$34
$97
$33
$98
$32
$86
$21
$114
03/07
06/07
09/07
12/07
03/08
06/08
(Quarter Ended)
Saleable
Portfolio

PROVIDENT
Provident Financial Holdings, Inc.

PBM Purchase vs. Refinance



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Refinance (%)
Purchase (%)

	03/07	06/07	09/07	12/07	03/08	06/08
Refinance	65%	73%	61%	59%	64%	34%
Purchase	35%	27%	39%	41%	36%	66%

(Quarter Ended)

Loan Sale Margin



1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
-0.20%
-0.40%
0.71%
0.69%
0.31%
0.43%
0.11%
0.06%
1.09%
1.05%
0.41%
0.77%
-0.20%
0.92%
03/07
06/07
09/07
12/07
03/08
06/08
(Quarter Ended)
Gain on Sale Margin
Gain on Sale Margin, Excluding Recourse Provision

Provident Financial Holdings, Inc.

Capital Management

Stockholders' Equity



(In Millions)
$135
$130
$125
$120
$115
$110
$105
$100
$132
$129
$126
$126
$127
$125
03/07
06/07
09/07
12/07
03/08
06/08
(Quarter Ended)

Provident Financial Holdings, Inc.

Share Repurchase Program



200,000
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
(# of Shares)

	03/07	06/07	09/07	12/07	03/08	06/08
Shares Repurchased	194,580	168,491	150,712	36,369	0	0
Average Cost per Share	$27.62	$24.79	$22.40	$19.24	$0.00	$0.00

(Quarter Ended)

Cash Dividend per Share



$0.18
$0.18
$0.18
$0.18
$0.18
$0.10
$0.18
$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
03/07
06/07
09/07
12/07
03/08
06/08
(Quarter Ended)

Consolidated Capital Ratio



Equity to Assets
7.90%
7.80%
7.70%
7.60%
7.50%
7.40%
7.30%
7.20%
7.43%
7.81%
7.84%
7.69%
7.60%
7.63%
03/07
06/07
09/07
12/07
03/08
06/08
(Quarter Ended)

Bank Capital Ratio

Provident Financial Holdings, Inc.

Tier 1 Core Capital Ratio



10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
7.15%
7.62%
7.17%
7.13%
7.09%
7.23%
03/07
06/07
09/07
12/07
03/08
06/08
(Quarter Ended)

Provident Financial Holdings, Inc.

Value Proposition

Stock Price to Tangible Book Value Multiple



2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x

	Sep 2006	Dec 2006	Mar 2007	Jun 2007	Sep 2007	Dec 2007	Mar 2008	Jun 2008
Price/TBV	1.50x	1.52x	1.37x	1.24x	1.10x	0.81x	0.78x	0.47x

PROVIDENT
Provident Financial Holdings, Inc.

Stock Performance



$120
$110
$100
$90
$80
$70
$60
$50
$40
$30

	Dec 2006	Mar 2007	Jun 2007	Sep 2007	Dec 2007	Mar 2008	Jun 2008
PROV	$100	$91	$83	$75	$56	$55	$33
Nasdaq Bank Index	$100	$102	$110	$104	$89	$81	$80
Nasdaq Stock Index	$100	$101	$109	$115	$113	$97	$99

Assumes that the value of the investment in the Company's Common Stock and in each Index was $100 on December 31, 2006 and that all dividends were reinvested.

PROVIDENT™

Provident Financial Holdings, Inc.

PROV™ NASDAQ LISTED

www.myprovident.com